SUPPLEMENT NO. 1
dated December 8, 2004
to the Statements of Additional Information dated May 1, 2004 for the Lifetime Variable Select, Personal Annuity Select and Single Premium
Immediate Variable Annuity Contracts Funded through
TIAA-CREF Life Separate Account VA-1 and
TIAA-CREF Life Insurance Company

The following disclosure is hereby added as an additional section to the Statements of Additional Information:

ADDITIONAL DEVELOPMENTS

Mr. William H. Waltrip, a trustee of Teachers Insurance and Annuity Association of America (“TIAA”), the parent company of TIAA-CREF Life, and Professor Stephen A. Ross, a trustee of the TIAA-CREF registered management investment companies (the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

TIAA and the Funds will immediately begin to develop a request for proposals from accounting firms that have the requisite capacity and expertise to perform audit services for TIAA, its affected subsidiaries, and the Funds for their respective 2005 audits. TIAA and the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

A10988
12/04